                                                                   Exhibit 10.66

                                                                  EXECUTION COPY
                                 THIRD AMENDMENT

         THIRD AMENDMENT, dated as of December 16, 2002 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of May 23, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLE VISION CORPORATION, a Delaware corporation ("Cole Vision"), THINGS REMEMBERED, INC., a Delaware corporation ("Things Remembered"), and PEARLE, INC., a Delaware corporation ("Pearle"; Cole Vision, Things Remembered, and Pearle each being referred to as a "Borrower" and collectively as the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as documentation agent, and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

         WHEREAS, the Borrowers and the other Loan Parties have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

         WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

     2. Amendments to Subsection 1.1.

         (a) The definition of "EBITDA" is hereby amended by deleting the phrase "CNG and its Subsidiaries" and replacing it with the phrase "CNG, its Subsidiaries and Newco".

         (b) The definition of "EBITDA" is hereby further amended by inserting the following proviso at the end thereof:

                  ", provided that, in computing EBITDA for any period of four consecutive fiscal quarters which includes the fourth quarter of 2002 but which does not in any event include any fiscal quarter after the third quarter of 2003, the Company shall be entitled to add back up to an amount not to exceed (x) $5,000,000 to reflect the effects of the change in accounting treatment that occurred in the fourth quarter of 2002 for sales of certain optical product warranties and to reflect any other one-time non-recurring effects of the changes in accounting methods that occurred in the fourth quarter of 2002 as a result of the re-audit of the financial statements of the Borrowers and the Subsidiaries for prior fiscal years by Deloitte & Touche, which have replaced Arthur Anderson as the

         Borrowers' auditors and (y) $2,000,000 to reflect the audit fees incurred in the fourth quarter of 2002 and the first quarter of 2003 associated with the re-audit of prior period results".

         (c) The following definition of "Newco" is hereby inserted in appropriate alphabetical order to read as follows:

         "Newco: Pearle Franchise Corporation, a Delaware corporation."

         (d) The definition of "Subsidiary" is hereby amended by inserting the following proviso at the end of the second sentence thereof:

         ", provided that, with respect to the Borrowers, Newco shall not be considered a Subsidiary".

    3. Amendments to Subsection 8.5.

         (a) Subsection 8.5(b) is hereby amended by deleting the word "and" at the end thereof.

         (b) Subsection 8.5(c) is hereby amended by deleting the period at the end thereof and replacing it with a semicolon and the word "and".

         (c) A new Subsection 8.5(d) is hereby inserted to read as follows:

         "(d) Newco may be merged with or consolidated into Pearle Vision Inc. (provided that (i) Pearle Vision Inc. shall be the continuing or surviving corporation and (ii) after giving effect to such merger or consolidation, no Default or Event of Default shall be in existence)."

     4. Amendments to Subsection 8.9.

         (a) Subsection 8.9(h) is hereby amended by deleting the word "and" at the end thereof.

         (b) Subsection 8.9(i) is hereby amended by relabelling it as Subsection 8.9(j).

         (c) A new Subsection 8.9(i) is hereby inserted to read as follows:

         "(i) a one-time cash capital contribution to Newco (and no other investments in or loans or advances to Newco) in an amount not to exceed $2,000,000, provided that prior to or contemporaneously with the making of such capital contribution all the requirements of subsection 7.10(a) with respect to Newco shall have been complied with and provided, further, that
     (i) the Borrowers shall not permit Newco to create, incur, assume or suffer to exist any Indebtedness, (ii) the Borrowers shall cause Newco to distribute to a Subsidiary by means of dividends any retained earnings in excess of $2,000,000 and (iii) the Borrowers shall not permit Newco to engage in any business other than the marketing and sale of franchises; and".

     5. Amendment to Subsection 8.10(x). Subsection 8.10(x) is hereby amended by inserting the words "or Newco" after the words "or a Foreign Subsidiary".

     6. Representations and Warranties. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     7. Effectiveness. This Amendment shall be effective on the date upon which
(a) the Administrative Agent shall have received executed counterparts from each of the Borrowers, the other Loan Parties, itself and the Majority Lenders and
(b) the Administrative Agent shall have received, on behalf of each Lender who has executed this Amendment on or before December 20, 2002, an amendment fee from the Parent Borrower in an amount equal to 0.10% of such Lender's Revolving Credit Commitment.

     8. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

     9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

     10. Payment of Expenses. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   COLE VISION CORPORATION


                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer & Asst. Secretary

                                   THINGS REMEMBERED, INC.


                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer & Asst. Secretary

                                   PEARL, INC.


                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                              Vice President, Treasurer &
                                               Asst. Secretary

                                   CANADIAN IMPERIAL BANK OF
                                    COMMERCE, NEW YORK AGENCY,
                                    as Administrative Agent

                                   By:
                                      -----------------------------------
                                      Title

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           COLE VISION CORPORATION

                           By:
                              ------------------------------
                              Title:

                           THINGS REMEMBERED, INC.


                           By:
                              ------------------------------
                              Title:

                           PEARLE, INC.

                           By:
                              ------------------------------
                              Title:


                           CANADIAN IMPERIAL BANK OF
                            COMMERCE, NEW YORK AGENCY,
                            as Administrative Agent

                           By: /s/ GERALD GIRARDI
                              ------------------------------
                              Title: GERALD GIRARDI
                                    EXECUTIVE DIRECTOR
                            CIBC WORLD MARKETS CORP., AS AGENT

CIBC INC.


By: /s/ GERALD GIRARDI
   ------------------------------
   Title: GERALD GIRARDI
         EXECUTIVE DIRECTOR
 CIBC WORLD MARKETS CORP., AS AGENT

LEHMAN COMMERCIAL PAPER INC.

By: /s/ Francis Charg
   ------------------------------
   Title: Francis Charg
        Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Thomas M. Harper
   ------------------------------
   Name: Thomas M. Harper
   Title:  Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Lawrence A. Mack
   ------------------------------
   Name: Lawrence A. Mack
   Title: Senior Vice President

FIFTH THIRD BANK

By: /s/ James P. Byrnes
   ------------------------------
   Name: James P. Byrnes
   Title: V. P.

                                   The undersigned Guarantors do hereby consent and agree to the foregoing Amendment:

                                   COLE NATIONAL CORPORATION

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Vice President & Treasurer

                                   COLE NATIONAL GROUP, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Vice President & Treasurer

                                   BAY CITIES OPTICAL COMPANY

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer & Asst. Secretary

                                   WESTERN STATES OPTICAL, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer & Asst. Secretary

                                   COLE VISION SERVICES, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer

                                   COLE LENS SUPPLY, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer & Asst. Secretary

                                   THINGS REMEMBERED PERSONALIZED
                                   GIFTS, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer & Asst. Secretary

                                   PEARLE VISION, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Vice President, Treasurer &
                                                            Asst. Secretary

                                   AMERICAN VISION CENTERS, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Vice President, Treasurer &
                                                            Asst. Secretary

                                   NUVISION, INC.

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Vice President, Treasurer &
                                                            Asst. Secretary

                                   COLE VISION LPA, LLC

                                   By: /s/ Joseph Gaglioti
                                      -----------------------------------
                                      Title: Joseph Gaglioti
                                             Treasurer